Filed pursuant to Rule 497(e)

File Nos. 333-199318 and 811-22973

AMG PANTHEON FUND, LLC

Supplement dated March 9, 2016 to the

Prospectus, dated October 27, 2015, of AMG Pantheon Fund, LLC (the “Fund”)

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the Fund’s current Prospectus (the “Prospectus”).

Extension of the Amended and Restated Expense Limitation and Reimbursement Agreement

As disclosed in the Fund’s Prospectus, dated October 27, 2015, Pantheon Ventures (US) LP (the “Adviser”) has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Fund and AMG Pantheon Master Fund, LLC (the “Master Fund”) for a term ending September 30, 2016 to waive the monthly investment management fee payable to the Adviser by the Master Fund and to pay or reimburse the Fund’s expenses such that the Fund’s total annual operating expenses (including organizational fees and expenses but exclusive of the “Excluded Expenses” listed on pages 55-56 of the Prospectus) do not exceed the annual rate of 1.45% of the net assets attributable to the Fund as of the end of each calendar month. Effective January 4, 2016, the Expense Limitation Agreement’s term was removed; consequently, the Expense Limitation Agreement shall continue until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement between the Adviser and the Fund’s Board of Directors.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE